UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2025

SPIRE GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39493	85-1276957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Towers Crescent Drive Suite 1100
Vienna, Virginia		22182
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (202) 301-5127

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	SPIR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Maritime Transaction

As previously disclosed, on February 10, 2025, Spire Global, Inc. (the “Company”) filed a complaint in the Delaware Court of Chancery against Kpler Holding SA, a Belgian corporation (“Buyer”), seeking a grant of specific performance ordering Buyer to satisfy its obligations under the Share Purchase Agreement between the Company and Buyer with respect to the sale of the Company’s maritime business (the “Purchase Agreement”) and to consummate the closing in accordance with the terms of the Purchase Agreement (the “Delaware Action”). In the Delaware Action, the Company also requests a declaratory judgment declaring that Buyer has breached its obligations under the Purchase Agreement and is not excused from performing its obligations under the Purchase Agreement, including proceeding with the closing. On February 11, 2025, Buyer filed to remove the Delaware Action to the United States District Court for the District of Delaware.

There is no assurance as to what action the Delaware Court of Chancery or the United States District Court for the District of Delaware will take with respect to the proceeding initiated by the Company and there is no assurance as to whether or not the transactions contemplated by the Purchase Agreement (the “Transactions”) will be consummated on the terms contemplated or at all. Whether or not the Transactions are consummated as required, the Company reserves all of its rights under the Purchase Agreement and in law and equity, including the right to seek damages and other remedies from Buyer. The amount of any damages which may be sought or obtained from Buyer cannot be determined at this time.

The foregoing summary of the Delaware Action is qualified in its entirety by reference to the complaint filed in the Delaware Action, a redacted copy of which is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

The Company announces material information to the public about the Company, its products and services and other matters through a variety of means, including filings with the SEC, press releases, public conference calls, webcasts, the investor relations section of its website (www.ir.spire.com), its X account (@SpireGlobal), its Bluesky account (@spire.com) and its LinkedIn page in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.

Forward Looking Statements

This report contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s anticipated financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “project,” “potential,” “seek” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. Statements about the Transactions, including with respect to whether and when the Transactions may occur, the potential consequences of the Transactions, the potential future relationships contemplated by the Purchase Agreement, and the Delaware Action are forward-looking statements.

The Company cautions you that the foregoing list may not contain all of the forward-looking statements made in this report. You should not rely upon forward-looking statements as predictions of future events. Factors that may cause future results to differ materially from the Company’s current expectations include, among other things, (1) risks related to the consummation of the Transactions, including the risks that (a) the proposed Transactions may not be consummated within the anticipated time period, or at all, (b) the Buyer may continue to refuse to consummate the

Transactions notwithstanding the Company’s belief that all of the conditions to closing contained in the Purchase Agreement have been satisfied or could be satisfied, (c) the Delaware Court of Chancery (or United States District Court for the District of Delaware) may not provide any or all of the relief sought, (d) all or part of Buyer’s financing may not become available and (e) the risk that regulatory impediments to closing may arise; (2) the nature, cost and outcome of litigation and other legal proceedings; (3) the risk that the Transactions may involve further unexpected costs, liabilities or delays; (4) the effects that any termination of the Purchase Agreement may have on the Company or its business, including the risks that the Company stock price may decline significantly if the Transactions are not completed; (5) the effects that the announcement or pendency of the Transactions, or developments with respect thereto, including the failure to close, may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including, customers, data providers, and other suppliers) may be adversely affected, or (e) time and attention of Company personnel may be diverted from other important matters; (6) the effect of limitations that the Purchase Agreement places on the Company’s ability to operate its business during the pendency of the Transactions; (7) the risk that the Transactions may involve unexpected costs, liabilities or delays; (8) other economic, business, competitive, legal, regulatory, and/or tax factors; (9) the Company’s future financial results and any further delay in the filing of required periodic reports, (10) risks that Blue Torch Finance LLC (“Blue Torch”) may take actions available to it as collateral agent under the Financing Agreement with Blue Torch, as administrative agent and collateral agent, and certain lenders, including accelerating the maturity of the indebtedness thereunder, (11) risks related to the Company’s failure to comply with the New York Stock Exchange (“NYSE”) listing standards, including a risk that the NYSE may not agree to extend the deadline by which the Company’s Quarterly Report on 10-Q for the quarter ended June 30, 2024 must be filed, (12) risks regarding the Company’s ability to raise additional capital through the issuance of equity or debt securities (including securities convertible or exchangeable for equity) or incurrence of debt, (13) risks regarding the Company’s ability to delay, limit, reduce, or terminate certain commercial efforts, seek waivers of or amendments to contractual obligations or pursue merger, disposition or other strategies and (14) the other risk factors affecting the Company described under “Risk Factors” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this report. The Company cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements.

Neither the Company nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Moreover, the forward-looking statements made in this report relate only to expectations as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this report to reflect events or circumstances after the date of this report or to reflect new information or the occurrence of unanticipated events, except as required by law. The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Description
99.1 104

Complaint in Spire Global, Inc. vs. Kpler Holding SA (in the Court of Chancery in the State of Delaware)

(Publicly Available Text)

Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRE GLOBAL, INC.

Date: February 14, 2025 By: _/s/ Theresa Condor_______________________

Name: Theresa Condor

Title: Chief Executive Officer